                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            Castle Energy Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         1)     Title of each class of securities to which transaction applies:

                --------------------------------------------------------------

         2)     Aggregate number of securities to which transaction applies:

                --------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                --------------------------------------------------------------

         4)     Proposed maximum aggregate value of transaction:

                --------------------------------------------------------------

         5)     Total fee paid:

                --------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
                                   --------------------------------------------
         2) Form, Schedule of Registration Statement No.:
                                                         ----------------------
         3) Filing Party:
                          -----------------------------------------------------
         4) Date Filed:
                        -------------------------------------------------------

                                                                    May 29, 2001




Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders ("Annual Meeting") of Castle Energy Corporation (the "Company") to be held on Wednesday, July 11, 2001, at 9:30 A.M., Eastern Daylight Time, at the Marriott Philadelphia West, 111 Crawford Avenue, West Conshohocken, Pennsylvania.

     At the Annual Meeting, you will be asked to consider and vote upon two matters: a proposal to elect the nominees named in the accompanying Proxy Statement as Directors to serve for the period indicated and a proposal to reappoint KPMG LLP as the Company's independent auditors for the fiscal year ending September 30, 2001.

     Whether or not you are personally able to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy as soon as possible. This action will not limit your rights to vote in person if you wish to attend the Annual Meeting.

     A copy of the Company's annual report on Form 10-K for the year ended September 30, 2000 was previously sent to you. Copies of Form 10-Q for the quarters ended December 31, 2000 and March 31, 2001 are available on the internet or upon request.

     I look forward to seeing you at the Annual Meeting.

                                          Sincerely,


                                          /s/JOSEPH L. CASTLE II

                                          Joseph L. Castle II
                                          Chairman and Chief Executive Officer

                            CASTLE ENERGY CORPORATION

                                   ---------

                    Notice of Annual Meeting of Stockholders
                           to be held on July 11, 2001

                                                                    May 29, 2001
To The Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Castle Energy Corporation, a Delaware corporation (the "Company"), will be held at Marriott Philadelphia West, 111 Crawford Avenue, West Conshohocken, Pennsylvania, on Wednesday, July 11, 2001 at 9:30 A.M., Eastern Daylight Time, for the following purposes:

     1. To elect the nominees named in the Proxy Statement as Directors to serve for the period indicated and until their successors have been elected.

     2. To consider and take action upon a proposal to reappoint KPMG LLP as the Company's independent accountants for the fiscal year ending September 30, 2001.

     3. To transact any other business as may properly come before the Annual Meeting.

     Stockholders of record at the close of business on May 18, 2001 will be entitled to notice of and to vote at the Annual Meeting.

     The Company's Annual Report to Stockholders for the fiscal year ended September 30, 2000 was previously sent to the stockholders.

     A complete list of stockholders entitled to vote at the Annual Meeting will be kept at the office of the Company, One Radnor Corporate Center, Suite 250, 100 Matsonford Road, Radnor, Pennsylvania 19087, for examination by any stockholder, during ordinary business hours, for a period of not less than ten days prior to the Annual Meeting.

                                    By Order of the Board of Directors


                                    /s/JOSEPH L. CASTLE II


                                    Joseph L. Castle II
                                    Chairman and Chief Executive Officer

IMPORTANT: PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE
           SELF-ADDRESSED RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                             PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON
                                  July 11, 2001


                                  INTRODUCTION

    The accompanying proxy is solicited by the Board of Directors of Castle Energy Corporation, a Delaware corporation (the "Company"), to be voted at the Annual Meeting of Stockholders to be held on July 11, 2001 and any adjournment or adjournments thereof (the "Annual Meeting"). When such proxy is properly executed and returned, the shares of the Company's Common Stock, par value $.50 per share ("Common Stock"), it represents will be voted at the Annual Meeting as directed. If no specification is indicated, the shares will be voted "FOR" the election of the nominees to serve as Director for the term designated and "FOR" the reappointment of KPMG LLP ("KPMG"), as the Company's independent accountants for the fiscal year ending September 30, 2001. Any stockholder granting a proxy has the power to revoke it at any time prior to its exercise by notice of revocation to the Company in writing, by voting in person at the Annual Meeting or by execution of a later dated proxy; provided, however, that such action is taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken.

    The shares entitled to vote at the Annual Meeting consist of shares of Common Stock, with each holder of record as of the close of business on May 18, 2001 (the "Record Date") entitled to one vote for each such share held. As of the Record Date hereof there were 6,632,884 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. This Proxy Statement and accompanying proxy are being sent to stockholders of the Company on or about May 29, 2001.

    The address of the Company's principal executive offices is One Radnor Corporate Center, Suite 250, 100 Matsonford Road, Radnor, Pennsylvania 19087, and the telephone number is (610) 995-9400.

                                TABLE OF CONTENTS

                                                                                                          Page
                                                                                                          ----
INTRODUCTION......................................................................................          1

PRINCIPAL HOLDERS OF VOTING SECURITIES............................................................          3

SECURITY OWNERSHIP OF MANAGEMENT..................................................................          4

DIRECTORS AND EXECUTIVE OFFICERS..................................................................          5

EXECUTIVE COMPENSATION............................................................................          7

    Summary Compensation..........................................................................          7
    Option Grants in Last Fiscal Year (Year Ended September 30, 2000).............................          7
    Aggregate Option Exercises In Last Fiscal Year and Fiscal Year End Option Values..............          8
    Employment Agreements.........................................................................          8
    Severance/Retention Agreements................................................................          8
    Section 16(a) Beneficial Ownership Reporting Compliance.......................................          9
    Compensation Committee Interlocks and Insider Participation...................................          9
    Board Compensation Committee Report on Executive Compensation.................................          9
    Board Audit Committee Report..................................................................         10
    Fees Billed by the Independent Auditors to the Company........................................         11
    Performance Graphs............................................................................         12

BOARD OF DIRECTORS AND BOARD COMMITTEES...........................................................         13

    Fiscal 2000 Board Meetings....................................................................         13
    Board Committees..............................................................................         13
    Compensation of Directors.....................................................................         13

PROPOSAL TO ELECT DIRECTORS.......................................................................         13

PROPOSAL TO REAPPOINT INDEPENDENT ACCOUNTANTS.....................................................         15

OTHER MATTERS.....................................................................................         15

VOTE REQUIRED.....................................................................................         15

STOCKHOLDER PROPOSALS.............................................................................         15

EXPENSES OF SOLICITATION..........................................................................         15

APPENDIX "A" - - AUDIT COMMITTEE CHARTER..........................................................         16

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

      The following table sets forth, as of May 18, 2001, the names of all persons who were known by the Company to be the beneficial owners (as defined in the rules of the Securities and Exchange Commission (the "Commission")), of more than five percent of the shares of Common Stock of the Company:

                                                                  Amount and Nature of                Percent of
Name and Address of Beneficial Owner                             Beneficial Ownership(1)               Class(1)
------------------------------------                             -----------------------               --------
Joseph L. Castle II and Sally W. Castle                              1,644,024(2)                       24.43%
One Radnor Corporate Center, Suite 250
100 Matsonford Road
Radnor, Pennsylvania 19087

FMR Corp.                                                            1,167,000(3)                       17.59%
82 Devonshire Street
Boston, Massachusetts 02109

Kestrel Investment Management                                          866,200(4)                       13.06%
411 Borel Avenue, Suite 403
San Mateo, California  94402

Dimension Fund Advisors, Inc.                                          463,950(4)                        6.99%
1299 Ocean Avenue
11th Floor
Santa Monica, CA 90401-1038

---------------
(1) Based on a total of 6,632,884 shares of Common Stock issued and outstanding as of May 18, 2001. On January 31, 2000, the Company effected a stock split in the form of a two hundred percent stock dividend on all outstanding common shares. The result was the number of outstanding common shares tripled effective January 31, 2000. In calculating each respective holder's percentage ownership and beneficial ownership in the table above, shares of Common Stock which the holder has the right to acquire within 60 days are included.

(2) Joseph L. Castle II and Sally W. Castle are husband and wife. As such, each is deemed to beneficially own 1,644,024 shares of Common Stock which consists of (a) 1,434,699 shares of Common Stock owned by Mr. Castle, (b) 111,825 shares of Common Stock owned by Mrs. Castle and (c) 97,500 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days by Mr. Castle at $4.08 per share.

(3) These shares are beneficially owned by Fidelity Management & Research Company as a result of its serving as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940 and as investment adviser to certain other funds which are generally offered to limited groups of investors. Based on information furnished by stockholder as of December 31, 2000, the most recent date as of which such information was so furnished.

(4) Based on information furnished by stockholder as of December 31, 2000, the most recent date as of which such information was so furnished.

                        SECURITY OWNERSHIP OF MANAGEMENT

      The following table sets forth, as of May 18, 2001, the shares of Common Stock beneficially owned by each executive officer named in the Summary of Compensation Table below (the "Named Executives"), by each director of the Company and by the directors and executive officers of the Company as a group, with sole voting and investment power unless otherwise indicated:

                                                                   Amount and Nature of             Percent of
                  Name of Beneficial Owner                       Beneficial Ownership (1)          Class (1)(2)
-------------------------------------------------------------    ------------------------         -------------
Joseph L. Castle II..........................................           1,644,024(3)                   24.43%

Richard E. Staedtler.........................................             150,150(4)                    2.21%

Martin R. Hoffmann...........................................             111,000(5)                    1.65%

Timothy M. Murin.............................................              90,675(6)                    1.35%

Sidney F. Wentz..............................................             105,000(7)                    1.56%

John P. Keller...............................................              96,000(8)                    1.43%

Russell S. Lewis.............................................              47,000(9)                    -

William C. Liedtke, III......................................              45,000(10)                   -

All directors and executive officers
as a group (8 persons).......................................           2,303,849                      31.19%

-------------

(1) Based on a total of 6,632,884 shares of Common Stock issued and outstanding as of May 18, 2001. On January 31, 2000, the Company effected a stock split in the form of a two hundred percent stock dividend on all outstanding common shares. The result was the number of outstanding common shares tripled effective January 31, 2000. In calculating each respective holder's percentage ownership and beneficial ownership in the table above, shares of Common Stock which the holder has the right to acquire within 60 days are included.

(2)   Percentages of less than one percent are omitted.

(3) Joseph L. Castle II and Sally W. Castle are husband and wife. As such, each is deemed to beneficially own 1,644,024 shares of Common Stock. Represents (a) 1,434,699 shares of Common Stock owned by Mr. Castle and 111,825 shares of Common Stock owned by Mrs. Castle and (b) 97,500 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days by Mr. Castle at $4.08 per share.

(4) Represents 150 shares of Common Stock owned by Mr. Staedtler and 150,000 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days at $4.38 per share.

(5) Represents 6,000 shares of Common Stock owned by an individual retirement account for the benefit of Mr. Hoffmann, 15,000 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days at $3.75 per share, 15,000 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days at $3.71 per share, 15,000 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days at $3.79 per share, 15,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days at $4.50 per share, 15,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days at $5.75 per share, 15,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days at $8.58 per share and 15,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days at $7.00 per share.

(6) Represents 8,175 shares of Common Stock owned by Mr. Murin, 7,500 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days at $3.42 per share and 75,000 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days at $5.75 per share.

(7) Represents 15,000 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days at $3.75 per share, 15,000 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days at $3.71 per share, 15,000 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days at $3.79 per share, 15,000 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days at $4.50 per share, 15,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days at $5.75 per share, 15,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days at $8.58 per share and 15,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days at $7.00 per share.

(8) Represents 6,000 shares of Common Stock owned by Mr. Keller and 30,000 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days at $3.79 per share, 15,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days at $4.50 per share, 15,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days at $5.75 per share, 15,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days at $8.58 per share and 15,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days at $7.00 per share.

(9) Represents 17,000 shares of Common Stock owned by Mr. Lewis, 15,000 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days at $5.25 per share and 15,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days at $7.00 per share.

(10) Represents 45,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days at $8.08 per share.

                        DIRECTORS AND EXECUTIVE OFFICERS

  Set forth below is certain information concerning the directors and executive officers of the Company and its significant subsidiaries as of May 18, 2001:

Named Directors and Executive
 Officers of the Company                        Age                               Position(s)
 -----------------------                        ---        --------------------------------------------------------
Joseph L. Castle II ....................        68         Chairman of the Board and Chief Executive Officer of the
                                                           Company

Sidney F. Wentz.........................        69         Director

Martin R. Hoffmann......................        69         Director

John P. Keller..........................        61         Director


Richard E. Staedtler....................        56         Director, Chief Financial Officer and Chief Accounting
                                                           Officer

Russell S. Lewis........................        46         Director

William C. Liedtke III..................        49         Vice President and General Counsel

Executive Officer of Significant
  Subsidiaries of the Company
  ---------------------------

Timothy M. Murin........................        45         President of Castle Exploration Company, Inc. ("CECI"),
                                                           Castle Texas Production L.P. ("CTPLP"), Castle Offshore
                                                           LLC ("COLLC"), Castle Texas Oil and Gas L.P.
                                                           ("CTOGLP") and Castle Texas Exploration L.P.
                                                           ("CTELP"), subsidiaries of the Company

      A description of the business experience of each of the directors and executive officers of the Company and the executive officer of significant subsidiaries of the Company is as follows:

      Directors and Executive Officers of the Company

      Joseph L. Castle II has been a Director of the Company since 1985. Mr. Castle is the Chairman of the Board of Directors and Chief Executive Officer of the Company, having served as Chairman from December 1985 through May 1992 and since December 20, 1993. Mr. Castle also served as President of the Company from December 1985 through December 20, 1993, when he reassumed his position as Chairman of the Board. Previously, Mr. Castle was Vice President of Philadelphia National Bank; a corporate finance partner at Butcher and Sherrerd; an investment banking firm, and a Trustee of The Reading Company. Mr. Castle has worked in the energy industry in various capacities since 1971. Mr. Castle is a director of Comcast Corporation and Charming Shoppes, Inc. Since May of 2000, Mr. Castle has served as the Chairman of the Board of Trustees of the Diet Drug Products Liability ("Phen-Fen") Settlement Trust.

      Sidney F. Wentz has been a director of the Company since June 1995. Mr. Wentz was Chairman of the Board of The Robert Wood Johnson Foundation, the nation's largest health care philanthropy from June 1989 until his retirement in 1999. Commencing in 1967, he held several positions with Crum and Forster, an insurance holding company, retiring as Chairman and Chief Executive Officer in 1988. Previously, he was an attorney with the law firm of White & Case and then Corporate Attorney for Western Electric Company/AT&T. Mr. Wentz is a director of Ace Limited, a Bermuda-based insurance company and the Bank of Somerset Hills, and a trustee of Drew University.

      Martin R. Hoffmann has been a director of the Company since June 1995. Mr. Hoffmann was previously of counsel to the Washington, D.C. office of the law firm of Skadden, Arps, Slate, Meagher & Flom LLP. He was a Senior Visiting Fellow at the Center for Technology, Policy and Industrial Development of the Massachusetts Institute of Technology from May 1993 to May 1995 and a private business consultant since 1993. From 1989 to 1993, Mr. Hoffmann served as Vice President and General Counsel of Digital Equipment Corporation. Mr. Hoffmann also served in various capacities at the United States Department of Defense, including General Counsel from 1974 to 1975 and Secretary of the Army from 1975 to 1977. He is a Director of Seachange International, Inc. of Maynard, Massachusetts.

      John P. Keller has been a director of the Company since April 1997. Since 1972, Mr. Keller has served as the President of Keller Group, Inc., a privately-held corporation with subsidiaries in Ohio, Pennsylvania and Virginia. In 1993 and 1994, Mr. Keller also served as the Chairman of American Appraisal Associates, an appraisal company. Mr. Keller is also a director of A.M. Castle & Co. and Old Kent Financial Corporation.

      Richard E. Staedtler has been a director of the Company since May 1997 and has been Senior Vice President and Chief Financial Officer of the Company since November 1994. Mr. Staedtler served as a director of the Company from 1986 through September 1992, and as Chief Financial Officer of the Company from 1984 through June 1993, when he formed Terrapin Resources, Inc. to purchase Minden Energy Corporation, then a wholly-owned subsidiary of the Company. Mr. Staedtler also serves as President of Terrapin, which previously provided certain administrative services to the Company until June 30, 1998.

      Russell S. Lewis has been a director of the Company since April 11, 2000. From 1994 to 1999, Mr. Lewis was the Chief Executive Officer of TransCore, Inc., a company which sells and installs electronic toll collection systems. Since 1999, Mr. Lewis has been the owner and President of Lewis Capital Group, a company investing in and providing consulting services to growth-oriented companies. Since March 2000, Mr. Lewis has been Senior Vice President of Corporate Development at VeriSign, Inc.

      William C. Liedtke III was appointed Vice President and General Counsel of the Company on February 1, 2000. From April 1999 to January 2000, Mr. Liedtke was President of WCL III, Inc. He served as Chief Executive Officer of Redeco Energy Inc. from October 1997 to March 1999, having previously served as its Vice President and Chief Operating Officer since February 1995. Mr. Liedtke served as an Independent General Partner of Merrill Lynch Oklahoma Venture Partners LP from August 1999 to December 2000 when the partnership wound up.

      Executive Officer of Significant Subsidiaries of the Company

      Timothy M. Murin has been the President of CECI since June 1993. From August 1986 to June 1993, Mr. Murin served as the Vice President - Exploration and Production of CECI and thereafter as President of CECI. From August 3, 1993 until January 1997 and from May 1997 to the present, Mr. Murin has been President of CTPLP. From December 1999 until the present Mr. Murin has also been President of COLLC. In 2000, Mr. Murin also was appointed as the President of CTELP and CTOGLP.

                             EXECUTIVE COMPENSATION

Summary Compensation

      The following table summarizes all compensation earned by the Company's Chief Executive Officer and each of the other executive officers whose total annual salary and bonus exceeded $100,000 for the fiscal year ended September 30, 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                              Long-Term
                                                                                            Compensation
                                                                                               Awards
                                                            Annual Compensation              Securities
                                   Fiscal Year    --------------------------------------     Underlying       All Other
                                      Ended                                 Other Annual      Options/      Compensation
Name and Principal Position       September 30,   Salary($)    Bonus($)   Compensation(2)      SARs(#)         ($)(1)
------------------------------    -------------   ---------    --------   ----------------   -----------    ------------
Joseph L. Castle II.............      2000        $375,000                                                     $6,341
    Chairman of the Board,            1999        $362,500                   $378,513                          $5,400
    Chief Executive Officer           1998        $356,875                   $126,171                          $6,234
    and Director of the
    Company

Richard E. Staedtler............      2000        $260,000     $40,000                                         $7,800
    Director of the Company           1999        $251,674     $50,000       $182,817                          $7,534
        Chief Financial Officer       1998        $229,168     $50,000       $ 60,939                          $6,875
        Chief Accounting Officer

Timothy M. Murin................      2000        $155,000     $27,500                                         $3,488
    President of Castle Exploration   1999        $150,834     $27,500       $ 81,252                          $5,571
        CECI, CTPLP, COLLC,           1998        $108,333     $20,000       $ 27,084         75,000(3)        $3,521
        CTELP and CTOGLP

William C. Liedtke, III.........      2000        $100,000      $5,000                                         $1,500
    Vice President and                1999
        General Counsel               1998

---------------------
(1)   Represents Company matching contributions under the Company's 401(k) Plan.
(2) Represents payments made pursuant to agreements with the Company. See "Severance/Retention Agreements."
(3)   Restated to reflect 200% stock dividend effective January 31, 2000.


Option Grants in Last Fiscal Year

                  The following options were granted to the Named Executive Officers during the fiscal year ended September 30, 2000.

              OPTION GRANTS IN FISCAL YEAR ENDED SEPTEMBER 30, 2000

                                                                                                    Potential Realizable
                             Number of        Percent-of                                              Value at Assumed
                            Securities       Total Options                                       Annual Rates of Stock Price
                            Underlying        Granted to                                        Appreciation for Option Term
                              Options          Employees         Exercise       Expiration      ----------------------------
          Name              Granted (#)     In Fiscal Year     Price ($/sh)        Date              5%            10%
------------------------- -------------    -----------------   ------------   --------------    ------------- --------------
Joseph L. Castle II......

Richard E. Staedtler.....

Timothy M. Murin.........

William C. Liedtke, III..     45,000             100%             $8.08         01/02/2010         $181,575      $504,495

Aggregate Option Exercises In Last Fiscal Year And Fiscal Year End Option Values

      The following table shows certain information regarding option exercises during the fiscal year ended September 30, 2000, the total number of unexercised options held at September 30, 2000 by the Named Executive Officers and the values for unexercised "in-the-money" options, which represent the positive spread between the exercise price of such stock options and the fair market value of the shares of Common Stock as of September 29, 2000, the last trading day in the fiscal year ended September 30, 2000, which was $7.4375 per share.

                          FISCAL YEAR END OPTION VALUES

                                                                       Number of
                                                                       Securities            Value of
                                                                       Underlying           Unexercised
                                                                      Unexercised          in-the-Money
                                                                       Options at           Options at
                                                                    Fiscal Year-End       Fiscal Year-End
                                     Shares           Value               (#)                   ($)
                                  Acquired on       Realized          Exercisable/         Exercisable/
             Name                 Exercise (#)          $            Unexercisable         Unexercisable
-------------------------------  --------------     --------        --------------        -------------
Joseph L. Castle II............                                          97,500/-           $327,356/-

Richard E. Staedtler...........                                         150,000/-           $458,625/-

Timothy M. Murin...............                                          82,500/-           $156,694/-

William C. Liedtke, III........                                          45,000/-            ----/----

Employment Agreements

      Under the terms of his deferred compensation/retirement agreement, Mr. Joseph L. Castle II, Chairman and Chief Executive Officer, was entitled to an $848,000 benefit at September 30, 1996. In June 1997, the Compensation Committee changed the compensation base upon which the $848,000 benefit was computed, resulting in an increase in such benefit by $157,000 to $1,005,000 as of September 30, 1997. In October 1997, the Company paid Mr. Castle $285,456. In October 1998, the Company paid Mr. Castle $302,163. The Company paid the remaining $417,381 in October 1999.

Severance/Retention Agreements

      The Company entered into severance agreements with Messrs. Castle, Staedtler and Murin in June 1996 during the period when the Company sought to sell its assets to outside parties. Pursuant to the terms of the severance agreements, each officer was entitled to severance compensation in the event the Company sold substantially all of its assets and the purchaser did not retain such Named Executive Officer. Severance compensation under such circumstances was equal to one-month's salary for each full year of service with the Company and/or its subsidiaries. In addition, the severance agreements included a retention provision whereby such Named Executive Officers were entitled to receive such retention compensation if they remained with the Company through June 1, 1998 - whether or not they were subsequently terminated. For the period from June 1, 1998 to May 31, 1999 Messrs. Castle, Staedtler and Murin received such retention pay.

      The Company entered into severance agreements with Messrs. Staedtler and Murin in June 1999. These severance agreements provide for a year's severance compensation in the event substantially all of the Company's assets are sold and the named executive is terminated as a result of such sale. Upon his employment by the Company, Mr. Liedtke became covered by the Company's severance plan which provides for one month of severance compensation for each full year of employment by the Company, with a minimum compensation of three months' base salary in the event substantially all of the Company's assets are sold and Mr. Liedtke is terminated as a result of such sale

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers, directors and owners of more than 10% of any class of the Company's securities registered pursuant to Section 12 of the Exchange Act to file reports of ownership and changes in ownership with the Commission. The Commission's rules also require such persons to furnish the Company with a copy of all Section 16(a) reports that they file. Based solely upon a review of the copies of the reports and written representations furnished to the Company, all such reporting persons complied with such reporting obligations during the fiscal year ended September 30, 2000.

Compensation Committee Interlocks and Insider Participation

      For the fiscal year ended September 30, 2000, the Compensation Committee consisted of Sidney F. Wentz, Chairman, Martin R. Hoffmann, John P. Keller and Russell S. Lewis. All four members are outside directors of the Company.

Board Compensation Committee Report on Executive Compensation

      Overall Policy. This report is provided by the Compensation Committee to assist stockholders in understanding the Compensation Committee's objectives and procedures in establishing the compensation of the Company's Chief Executive Officer and other executive officers.

      The Company's executive compensation programs are designed to retain and reward executives who are successful in helping the Company achieve its business objectives. The key components of the executive compensation program are base salary, annual incentive awards and equity participation. These components are administered with the goal of providing total compensation that is competitive with compensation levels in the external marketplace. The program also recognized meaningful differences in individual performance. Each year the Compensation Committee reviews the elements of executive compensation to insure that the total compensation program, and each of its elements, meet the overall objectives discussed above.

      Base Salary. Executive officers' salaries (and salary increases, which are reviewed annually) are determined on a subjective basis with consideration given to the level of job responsibility, the competitiveness of the executives' salaries to the external marketplace and the degree to which the executive's individual objectives have been achieved. Individual objectives vary by business unit and strategic business goals. These factors are not considered on any formula basis.

      Bonus Program. Bonus payments are subjectively determined and are designed to reward and encourage individual excellence. In determining whether to award a discretionary bonus, the Compensation Committee considers the individual's special achievements, such as his contribution to actions taken during the past year that contribute to the strategic growth, profitability and competitiveness of the Company. Bonus payments tend to reflect results of the most recent fiscal year and thus emphasize achievement of short-term business plans. In addition, special bonuses are considered for exceptional efforts made during the year in connection with a particular transaction or business situation.

      Equity Participation. The Compensation Committee believes that it is in the Company's best interests to grant stock options from time-to-time to executive officers in order to align the interests of those executive officers with the stockholders and to maximize long-term stockholder value. The purpose of the Company's 1992 Executive Equity Incentive Plan (the "Incentive Plan"), approved by the stockholders of the Company in May 1993, is to increase the ownership of Common Stock of the Company by those key employees who contribute to the continued growth, development and financial success of the Company and its subsidiaries and to attract and retain key employees and reward them for the Company's profitable performance. The Incentive Plan is administered by the Compensation Committee.

      Actual individual awards are subjectively determined based on marketplace competitive practices and on such factors as the recipient's position, annual salary and individual and Company performance as well as historical equity grants and ownership positions. The Compensation Committee believes that equity participation helps create a long-term partnership between management/owners and other stockholders. The policy of granting stock options and encouraging stock ownership has played a strong part in retaining an excellent team of executives and managers.

      Compensation of the Chief Executive Officer. The Compensation Committee considers the same factors described above in determining the salary of Mr. Castle, the Chairman and Chief Executive Officer of the Company. Mr. Castle's salary earned in fiscal 2000 was $375,000 versus $362,500 in fiscal 1999. In June 1999, the Compensation Committee increased Mr. Castle's annual salary from $360,000 to $375,000.

      Mr. Castle was not granted any stock options in fiscal 2000.

      In addition to the foregoing, Mr. Castle was paid $302,163 in October 1998 and $417,381 in October 1999 under his deferred compensation/retirement plan. Such payments were due to Mr. Castle at September 30, 1997 (see "Employment Agreements").

      The Compensation Committee believes that performance based bonuses and stock options should constitute a significant portion of Mr. Castle's total compensation. The Compensation Committee based the award of Mr Castle's retention and deferred compensation largely upon Mr. Castle's efforts in the Company's sale of its Rusk County, Texas oil and gas and pipeline assets to Union Pacific Resources Corporation in May 1997. This sale resulted in a gain of $19,667,000 for the Company.

      Tax Deductibility of Executive Compensation. The Omnibus Budget Reconciliation Act (OBRA) of 1993 added Section 162(m) to the Internal Revenue Code. This section eliminates a company's tax deduction for any compensation over one million dollars paid to any one of the Named Executive Officers, subject to several statutory exceptions. The Company desires to preserve the tax deductibility of all compensation paid to its executive officers and other members of management. The Company and its subsidiaries did not pay any of the Named Executive Officers over one million dollars in fiscal 2000.

Compensation Committee:

Martin R. Hoffmann
John P. Keller
Russell S. Lewis
Sidney F. Wentz (Chairman)

Board Audit  Committee Report

      In connection with the September 30, 2000 financial statements, the audit committee: (1) reviewed and discussed the audited financial statements of the Company with management of the Company, (2) discussed with KPMG, the independent auditors for the Company, the matters required to be discussed by Statement on Accounting Standards No. 61; and (3) received and discussed with KPMG the matters required by Independence Standards Board Standard No. 1, including the independence of KPMG. Based upon these reviews and discussions, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the Securities and Exchange Commission.

      The audit committee considered the compatibility of the provision of non-audit services by KPMG with the maintenance of KPMG's independence.

      On April 11, 2000, the Audit Committee adopted a written charter, a copy of which is attached to this proxy as Appendix "A".

Audit Committee:

Martin R. Hoffmann (Chairman)
John P. Keller
Russell S. Lewis
Sidney F. Wentz

Fees Billed by the Independent Auditors to the Company

      Audit Fees - The aggregate fees billed to the Company by KPMG, the independent auditors for the Company, in connection with (i) the audit of the Company's September 30, 2000 financial statements was $128,000 and (ii) the review of the financial statements included in the Company's Form 10-Q quarterly reports for the fiscal year ended September 30, 2000 was $27,000.

      Financial Design and Implementation Fees - No fees were billed by KPMG for information technology services rendered by KPMG during the fiscal year ended September 30, 2000.

      All Other Fees - The aggregate fees billed by KPMG for non-audit services other than information technology services during the fiscal year ended September 30, 2000 was $8,790 for tax-related services.

                 Comparison of Five-Year Cumulative Total Returns
                              Performance Report for
                             CASTLE ENERGY CORPORATION

     Prepared by the Center for Research in Security Prices
     Produced on 01/11/2001 including data to 09/29/2000

     Company Index: CUSIP      Ticker   Class     Sic     Exchange

                    14844930   CECX               1310    NASDAQ

                    Fiscal Year-end is 09/30/2000

     Market Index:  Nasdaq Stock Market (US Companies)


     Peer Index:    NASDAQ Stocks (SIC 1310-1319 US Companies)

                    Crude Petroleum and Natural Gas

                 Date         Company Index   Market Index   Peer Index

               09/29/1995        100.000        100.000        100.000
               10/31/1995         75.000         99.424         94.791
               11/30/1995         85.526        101.753         96.475
               12/29/1995         93.914        101.215        103.269
               01/31/1996         81.579        101.722        106.926
               02/29/1996         82.895        105.601        109.514
               03/29/1996         97.368        105.955        107.081
               04/30/1996        126.316        114.733        116.444
               05/31/1996        113.158        119.995        124.117
               06/28/1996        107.895        114.584        129.971
               07/31/1996        107.895        104.385        121.916
               08/30/1996         98.026        110.250        122.248
               09/30/1996         90.790        118.681        133.579
               10/31/1996         88.158        117.361        139.761
               11/29/1996         99.342        124.636        145.535
               12/31/1996        113.158        124.531        149.265
               01/31/1997        123.684        133.367        151.777
               02/28/1997        107.895        125.985        127.622
               03/31/1997        115.790        117.770        130.200
               04/30/1997        113.816        121.441        123.159
               05/30/1997        134.211        135.195        135.226
               06/30/1997        140.790        139.352        144.253
               07/31/1997        135.688        154.034        144.238
               08/29/1997        148.991        153.803        155.476
               09/30/1997        151.651        162.917        177.651
               10/31/1997        150.506        154.430        175.218
               11/28/1997        147.818        155.246        158.073
               12/31/1997        149.834        152.524        142.241

                 Comparison of Five-Year Cumulative Total Returns
                              Performance Report for
                             CASTLE ENERGY CORPORATION

     Prepared by the Center for Research in Security Prices
     Produced on 01/11/2001 including data to 09/29/2000

                 Date       Company Index   Market Index   Peer Index

               01/30/1998        145.341        157.354        134.999
               02/27/1998        171.150        172.141        134.644
               03/31/1998        190.166        178.503        144.448
               04/30/1998        201.261        181.522        144.680
               05/29/1998        220.429        171.436        131.749
               06/30/1998        213.584        183.428        127.658
               07/31/1998        191.111        181.288        110.757
               08/31/1998        189.731        145.353         85.801
               09/30/1998        193.871        165.518         94.715
               10/30/1998        210.198        172.790         92.690
               11/30/1998        211.590        190.357         79.809
               12/31/1998        194.885        215.086         69.085
               01/29/1999        182.635        246.306         67.161
               02/26/1999        181.231        224.249         57.339
               03/31/1999        179.826        241.217         63.673
               04/30/1999        173.758        248.988         70.687
               05/28/1999        205.672        242.092         70.604
               06/30/1999        204.254        263.874         74.902
               07/30/1999        197.397        259.116         79.124
               08/31/1999        192.391        270.072         79.336
               09/30/1999        194.537        270.444         79.986
               10/29/1999        197.709        292.119         72.709
               11/30/1999        196.266        327.659         70.429
               12/31/1999        292.956        399.714         71.452
               01/31/2000        299.025        384.947         71.689
               02/29/2000        205.761        458.086         72.258
               03/31/2000        180.721        448.622         85.982
               04/28/2000        173.650        377.336         85.885
               05/31/2000        214.315        331.817        106.109
               06/30/2000        220.909        390.041        114.548
               07/31/2000        250.160        368.910        103.498
               08/31/2000        257.908        412.499        122.702
               09/29/2000        263.443        358.891        132.817



     The index level for all series was set to 100.0 on 09/29/1995

----------------------------------------------------------------------------------------------------------------------------
                                                            Legend

Symbol      CRSP Total Returns Index for:                          09/1995   09/1996  09/1997   09/1998   09/1999   09/2000
------      -----------------------------                          -------   -------  -------   -------   -------   -------
_______ [ ] CASTLE ENERGY CORPORATION                               100.0      90.8    151.7     193.9     194.5     263.4
- - - -  *  Nasdaq Stock Market (US Companies)                      100.0     118.7    162.9     165.5     270.4     358.9
-------  o  NASDAQ Stocks (SIC 1310-1319 US Companies)              100.0     133.6    177.7      94.7      80.0     132.8
            Crude Petroleum and Natural Gas

Notes:
     A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
     B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
     C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
     D. The index level for all series was set to $100.00 on 09/29/1995.
-----------------------------------------------------------------------------------------------------------------------------

Performance Graph

      The Company is currently engaged in only one segment of the petroleum industry - exploration and production. The following performance graph for this segment (Comparison of Five Year-Cumulative Total Returns(1)) sets forth a comparison of cumulative total return since September 30, 1995 among the Company, the NASDAQ stock market (Market Index for U.S. Companies only) and public crude petroleum and natural gas companies (SIC 1310-1319).

--------
    (1) Assumes $100 invested on September 30, 1995 in the Company's Common Stock, the NASDAQ Stock Market (Market Index for U.S. Companies only) and Peer Group Comprised of all Public Crude Petroleum and Natural Gas Companies (SIC Codes 1310-1319).

                     BOARD OF DIRECTORS AND BOARD COMMITTEES


Fiscal 2000 Board Meetings

      The Board of Directors of the Company held 7 meetings during the fiscal year ended September 30, 2000. During such fiscal year, each of the incumbent directors attended not less than 75% of the total number of meetings of the Board of Directors and of the Committees of the Board of Directors on which such director served.

Board Committees

      The Audit Committee consists of Mr. Hoffmann (Chairman), Mr. Wentz, Mr. Keller and Mr. Lewis. All four Audit Committee members are outside directors. The functions of the Audit Committee are to: (a) recommend the appointment of the Company's independent public accountants; (b) review the financial reports of the Company; (c) monitor the effectiveness of the independent audit; (d) assure that the scope and implementation of the independent audit is not restricted or the independence of the independent accountants compromised; (e) review the independent accountants' reports to management on internal controls and recommend such actions as may be appropriate; and (f) review and approve the engagement by management of all non-audit and special services involving, in the aggregate, fees in excess of $15,000 per year. All members of the Audit Committee are independent pursuant to Rule 4200(a)(15) of the National Association of Security Dealers' listing standards. The Audit Committee held one meeting during the fiscal year ended September 30, 2000.

      The Company has not established a nominating committee.

      The Compensation Committee consists of Mr. Wentz (Chairman), Mr. Hoffmann, Mr. Keller and Mr. Lewis. All four Compensation Committee members are outside directors. The Compensation Committee establishes overall compensation programs and policies for the Company. The Compensation Committee monitors the selection and performance as well as reviews and approves the compensation of key executives, and administers the Incentive Plan. The Compensation Committee held one meeting during the fiscal year ended September 30, 2000.

Compensation of Directors

      All of the outside directors are paid director's fees of $32,000 per year. In addition, all outside directors receive fees for attending meetings of the board of directors. The fee per meeting is $1,500. Committee members also receive a $500 fee for attending each committee meeting.

      In addition, each outside director is granted an option to purchase 15,000 shares of Common Stock each calendar year under the Company's 1992 Executive Equity Incentive Plan. The option is granted on the first business day of each calendar year. The exercise price for such options is the closing price of the Company's stock on the date of grant. The option is exercisable six months after it is granted. Effective January 2, 2001 the Company issued to each of Messrs. Hoffmann, Wentz, Keller and Lewis options to purchase 15,000 shares of Common Stock at $7.00 per share. The options expire on January 2, 2010.

                           PROPOSAL TO ELECT DIRECTORS

         At the Annual Meeting, the Stockholders will be asked to elect two directors, constituting one class of directors, to serve for the term indicated and until such director's successor are elected and qualified. In the unanticipated event that one or both of the nominees for director becomes unavailable, it is intended that proxies will be voted for such substitute nominees as may be designated by the Board of Directors.

         The Company's Bylaws, as amended, provide that the number of directors of the Company shall be not less than four, nor more than nine, as shall be determined by the Board of Directors. Both the Bylaws and the Company's Certificate of Incorporation also provide that the directors shall be divided into three classes, each class to consist of, as nearly as possible, one third of the number of directors who constitute the entire Board. At each annual meeting of stockholders of the Company, successors to the class of directors whose term expires at such meeting shall then be elected for a three-year term. The Bylaws further provide that if the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible.

         The shares represented by the enclosed Proxy will be voted as directed. If no choice is specified in the Proxy, the shares represented by the enclosed Proxy will be voted "For" the nominees set forth below. The Board of Directors recommends voting "FOR" the nominees to serve in the class indicated.

         Information concerning the nominees for the class of directors to be elected, as well as those continuing directors not standing for election at the Annual Meeting, is set forth below:

         The following individuals are nominated to serve as directors whose term will expire at the 2004 Annual Meeting.

         Joseph L. Castle II has been a Director of the Company since 1985. Mr. Castle is the Chairman of the Board of Directors and Chief Executive Officer of the Company, having served as Chairman from December 1985 through May 1992 and since December 20, 1993. Mr. Castle also served as President of the Company from December 1985 through December 20, 1993 when he reassumed his position as Chairman of the Board. Previously, Mr. Castle was Vice President of Philadelphia National Bank; a corporate finance partner at Butcher and Sherrerd, an investment banking firm, and a Trustee of The Reading Company. Mr. Castle has worked in the energy industry in various capacities since 1971. Mr. Castle is a director of Comcast Corporation and Charming Shoppes, Inc. Since May of 2000, Mr. Castle has served as the Chairman of the Board of Trustees of the Diet Drug Products Liability ("Phen-Fen") Settlement Trust.

         Sidney F. Wentz has been a director of the Company since June 1995. Mr. Wentz was Chairman of the Board of The Robert Wood Johnson Foundation, the nation's largest health care philanthropy from June 1989 until his retirement in June 1999. Commencing in 1967, he held several positions with Crum and Forster, an insurance holding company, retiring as Chairman and Chief Executive Officer in 1988. Previously, he was an attorney with the law firm of White & Case and then Corporate Attorney for Western Electric Company/AT&T. Mr. Wentz is a director of Ace Limited, a Bermuda-based insurance company and the Bank of Somerset Hills, and a trustee of Drew University.

         The following individuals are directors whose terms will expire at the 2002 Annual Meeting:

      Martin R. Hoffmann has been a director of the Company since June 1995. Mr. Hoffmann was previously of counsel to the Washington, D.C. office of the law firm of Skadden, Arps, Slate, Meagher & Flom LLP. He was a Senior Visiting Fellow at the Center for Technology, Policy and Industrial Development of the Massachusetts Institute of Technology from May 1993 to May 1995 and a private business consultant since 1993. From 1989 to 1993, Mr. Hoffmann served as Vice President and General Counsel of Digital Equipment Corporation. Mr. Hoffmann also served in various capacities at the United States Department of Defense, including General Counsel from 1974 to 1975 and Secretary of the Army from 1975 to 1977. He is a Director of Seachange International, Inc. of Maynard, Massachusetts.

      Russell S. Lewis has been a director of the Company since April 11, 2000. From 1994 to 1999, Mr. Lewis was the Chief Executive Officer of TransCore, Inc., a company which sells and installs electronic toll collection systems. Since 1999, Mr. Lewis has been the owner and President of Lewis Capital Group, a company investing in and providing consulting services to growth-oriented companies. Since March 2000, Mr. Lewis has been Senior Vice President of Corporate Development at VeriSign, Inc.

         The following individuals are directors in the class whose term will expire at the 2003 Annual Meeting:

      John P. Keller has been a director of the Company since April 1997. Since 1972, Mr. Keller has served as the President of Keller Group, Inc., a privately-held corporation with subsidiaries in Ohio, Pennsylvania and Virginia. In 1993 and 1994, Mr. Keller also served as the Chairman of American Appraisal Associates, an appraisal company. Mr. Keller is also a director of A.M. Castle & Co. and Old Kent Financial Corporation.

         Richard E. Staedtler has been a director of the Company since May 1997 and has been Senior Vice President and Chief Financial Officer of the Company since November 1994. Mr. Staedtler served as a director of the Company from 1986 through September 1992, and as Chief Financial Officer of the Company from 1984 through June 1993, when he formed Terrapin Resources, Inc. ("Terrapin") to purchase Minden Energy Corporation, then a wholly-owned subsidiary of the Company. Mr. Staedtler also serves as President of Terrapin, which previously provided certain administrative services to the Company until June 30, 1998.

                  PROPOSAL TO REAPPOINT INDEPENDENT ACCOUNTANTS

         The Board of Directors has selected the accounting firm of KPMG LLP ("KPMG") to be the Company's independent accountants to audit the books and records of the Company and its subsidiaries for the fiscal year ending September 30, 2001. The firm has no material relationship with the Company and is considered well qualified. Should the stockholders of the Company not ratify the selection of KPMG or should the fees proposed by KPMG become excessive or the services provided by KPMG become unsatisfactory, the selection of another firm of independent certified public accountants will be undertaken by the Board of Directors. Representatives of KPMG are expected to be present at the Annual Meeting, and will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

         The shares represented by the enclosed Proxy will be voted as directed. If no choice is specified in the Proxy, the shares represented by the enclosed Proxy will be voted "FOR" the selection of KPMG as the Company's independent accountants. The Board of Directors recommends a vote "FOR" the proposal to ratify the selection of KPMG as the Company's independent accountants.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters to be brought before the Annual Meeting. Should any other matter be properly raised at the Annual Meeting, however, it is the intention of each of the persons named in the Proxy to vote in accordance with his judgment as to each such matter raised.

                                  VOTE REQUIRED

         The two nominees within the class of directors for election to the Board of Directors at the Annual Meeting who receive the greatest number of votes for director, a quorum being present, shall become the directors for such class. The affirmative vote of the holders of a majority of the Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required to ratify the selection of KPMG as the independent accountants of the Company. Abstentions and non-votes will not be tabulated as negative votes with respect to any matter presented at the Annual Meeting, but will be included in computing the number of shares of Common Stock present for purposes of determining the presence of a quorum for the Annual Meeting.

                              STOCKHOLDER PROPOSALS

         Any proposals of stockholders which are intended to be presented at the 2002 Annual Meeting of Stockholders must be received by the Secretary of the Company by January 15, 2002 for consideration for inclusion in the Proxy Statement. In addition, the persons named as proxies on the form of proxy mailed in connection with the solicitation of proxies on behalf of the Company's Board of Directors for use at the 2002 Annual Meeting of Stockholders will be authorized to vote in their own discretion on any stockholder proposal not included in the Company's Proxy Statement if the Company does not receive written notice of such proposal by April 1, 2002. Such proxy holders' authority to vote in their discretion on stockholder purposes as to which the Company does receive notice by April 1, 2002 will be determined in accordance with the rules of the Securities and Exchange Commission.

                            EXPENSES OF SOLICITATION

         The cost of this solicitation of proxies will be borne by the Company. Solicitation will be made initially by mail. The directors and officers and other employees of the Company may, without compensation other than their usual compensation, solicit proxies by mail, telephone, telegraph or personal interview. The Company will also reimburse brokerage firms, banks, voting trustees, nominees and other recordholders for their reasonable out-of- pocket expenses in forwarding proxy materials to the beneficial owners of Common Stock.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ JOSEPH L. CASTLE II

Radnor, Pennsylvania                        JOSEPH L. CASTLE II
May 29, 2001                                Chairman and Chief Executive Officer

                                                                    APPENDIX "A"

                            CASTLE ENERGY CORPORATION

                             AUDIT COMMITTEE CHARTER


         The Board of Directors of Castle Energy Corporation ("Company") has adopted this Charter for its Audit Committee ("Committee"):

                                 I. COMPOSITION

         The Committee shall consist of all independent directors other than those who choose not to serve. One member shall be appointed Committee Chairman of the Board of Directors. The Committee, and its Chairman, as constituted immediately prior to the adoption of this Charter shall remain in effect until the Board of Directors determines otherwise.

                                  II. AUTHORITY

         The Committee is authorized to carry out the responsibilities set forth in this Charter and any other assignments requested by the Board of Directors. The Committee is authorized to retain persons or entities having special competence as necessary to assist the Committee in fulfilling its responsibilities. The Committee shall have access to the Company's outside counsel for advice and information.

                                  III. PURPOSE

         The Committee is to serve as a focal point for communication among the Board of Directors, the Company's independent accountants and the Company's management, as the respective duties of such groups, or their constituent members, relate to the Company's financial accounting and reporting and to its internal controls.

         The Committee is not intended to be part of the Company's operational or managerial decision making process. The Company's management, and not the Committee or the independent accountants, is responsible for producing the Company's financial statements and reports and for instituting and maintaining internal controls. The independent accountants are responsible for attesting to the fair presentation of the financial statements in accordance with generally accepted accounting principles ("GAAP") and for becoming familiar with and commenting upon the adequacy of the Company's internal controls. It is the Committee's task, in all instances within its own limitations, to review these functions of management and the independent accountants and to report to the Board of Directors with respect thereto.

                                  IV. MEETINGS

         4.1 Number and Manner. The Committee is to meet at least one (1) time per year, and as many other times as the Board of Directors, the Committee or the Committee Chairman deems necessary. The Committee may meet or otherwise take action in the same manner or manners as may the Board of Directors.

         4.2 Attendance. The Committee or the Chairman of the Committee may request that member(s) of management, representatives of the independent accountants, or any of them, be present at meetings of the Committee. (See, also, Part 5.1.2, below). The Committee's outside counsel should be made available to attend all meetings of the Committee.

         4.3 Minutes. Minutes of each Committee Meeting are to be prepared and sent to Committee members.

                               V. SPECIFIC DUTIES

         The Audit Committee is to perform the following duties:

         5.1      Communication.

                  5.1.1 Access to Committee. Inform the independent accountants and management that any of them may communicate with the Committee, directly or through its Chairman, at any time with respect to any matters which he or she reasonably believes are related to the Committee's responsibilities.

                  5.1.2 Chief Financial Officer. The Chief Financial Officer shall be specifically advised by the Committee that, in addition to the expectation that each of them is to communicate with the Committee as provided in 5.1.1, above, each of them is expected to be prepared to report to the Committee at formal meetings upon request of the Committee or its Chairman.

         5.2      Adequacy of Internal Controls and Financial Reporting.

                  5.2.1    Internal Controls

                  (a) Policies and Procedures Manual. Meet with management, the Chief Financial Officer and the independent accountants regarding the Company's Policies and Procedures Manual ("Manual") to review the adequacy of internal controls and financial reporting, including, but not limited to: matters involving compliance with the Foreign Corrupt Practices Act of 1977; questionable payments or lapses of internal controls; adequacy and effectiveness of controls over computer-processed financial information; management's expenses and perquisites, including any use of corporate assets; the likely impact on the Company's Policies and Procedures Manual of changes in accounting positions proposed by the FASB or other regulatory bodies, and the methods employed in , and the status of, monitoring compliance with the Manual.

                  5.2.2    Financial Reporting

                  (a) Annual Report. Upon or near completion of the annual audit, review with management and the independent accountants, the audited financial results for the year, prior to their release to the public.

                           This review is to encompass, among other things:

                           (i) The latest drafts of the Company's Form 10-K,
including the financial statements, notes to the financial statements and management's discussion and analysis ("MD&A"), as well as any other material financial statement and supplemental disclosures required by GAAP or the Securities and Exchange Commission ("SEC").

                           (ii) Whether the independent accountants reviewed the
MD&A section.

                           (iii) Whether management or the independent
accountants are aware of any material inconsistency or know of any misstatement, or omission, of material fact in the audited financial statements or Form 10-K.

                           (iv) Significant transactions encountered in such
audit which are not a normal part of the Company's operations.

                           (v) Changes in accounting standards or rules
promulgated by the Financial Accounting Standards Board ("FASB"), the SEC or other regulatory bodies, that had a material effect on the audited financial statements; and changes, if any, during the year in the significant accounting standards used by the Company.

                           (vi) Significant adjustments proposed by the
independent accountants with respect to such audit.

                           (vii) Management's judgments and accounting estimates
of significance with respect to matters relevant to the audit such as: asset valuations; contingencies; allowance for doubtful receivables; depreciable lives for plant and equipment; amortization periods for intangible assets; accrued taxes; accrued programming costs; accrued copyright charges; self-insurance reserves; accruals for income taxes associated with certain items; estimates of net operating loss carryforwards.

                           (viii) Disagreements with management which, if not
satisfactorily resolved, would have caused the independent accountants to modify their report on the Company's audited financial statements.

                           (ix) Management's consultation with other accountants
about auditing and accounting matters.

                           (x) Accounting and auditing issues of significance
discussed with management prior to retention.

                           (xi) Difficulties of significance encountered in
performing the audit.

                           (xii) Significant variances in the financial
statements from year to year or period to period.

                           (xiii) The substance of any significant issues
relevant to the audit raised by counsel concerning litigation, contingencies, claims or assessments.

                           (xiv) Open years on federal income tax returns;
whether there are any significant items that have been or might be disputed by the Internal Revenue Service, and the status of the related tax reserves.

                           (xv) Significant concerns of the independent
accountants and whether they believe anything else should be discussed with the Committee that has not yet been raised or covered elsewhere.

                  (b) Interim Reports. Each Committee member is to be provided with copies of the Company's quarterly reports to shareholders and Forms 10-Q and 8-K, including related financial statements and exhibits where practical, promptly after their mailing or filing. Contemporaneously, management shall provide each Committee member with an explanation of any significant matters which affected such report; provided, however, that management is expected to inform the Committee in advance of any proposed significant changes in accounting or financial reporting practices contained in such reports and of any other unusual events that could have a significant impact on such reports.

                  5.2.3 Annual Audit Process: Audit Scope; Post-Audit Review; Evaluation of Audit Process.

                  (a) Scope of Audit. Discuss with the independent accountants and approve, before the independent accountants perform a significant portion of the annual audit, the scope and general extent of the independent accountants' audit examination, including their engagement letter. The Committee should be provided by the independent accountants with an explanation of the factors considered by the accountants in determining the audit scope, including, among other things, (i) the quality of the internal control structure; (ii) the extent of involvement of the internal audit group in the audit examination; (iii) other areas to be covered during the audit engagement, and (iv) the extent to which the planned audit scope can be relied upon to detect fraud or weaknesses in internal controls.

                  (b) Post-Audit Review. Subsequent to the completion of the audit for the last calendar year, the Committee should conduct a post-audit review which shall include the following:

                           (1) Review of the independent accountants' report to
the Committee, and management's response thereto, on internal control structure in connection with the audit concerning material weakness conditions, reportable conditions and other comments and recommendations.

                           (2) Review with management and the independent
accountants any matters relating to the audit that may be of interest to the Committee in fulfilling its obligation to oversee the financial reporting process for which management is responsible, which review may include, among others:

                                A. The independent accountants' responsibilities
under generally accepted accounting standards described in the engagement letter.

                                B. Any matters set forth under 5.2.2(a), above,
entitled "Financial Reporting."

                                C. Inquiry of the independent accountants as to
whether information contained in the Annual Report to Shareholders containing financial statements for the last calendar year is consistent with the information reflected in the financial statements contained in the Form 10-K for such year, and whether the independent accountants are aware of any material inconsistency or know of any misstatement, or omission, of material fact in either document.

                                D. Review of management advisory services
provided the Company by the independent accountants during the last calendar year, and fees related thereto.

                                E. Review letter(s) of management
representations, if any, given to the independent accountants in connection with the audit and inquire whether the independent accountants encountered any difficulties in obtaining such letter(s) or any specific representations therein.

                  (c)      Evaluation of Audit Process.

                           (1) Independent Accountants. Elicit from the
independent accountants (a) an evaluation of the cooperation received by the independent accountants from management and the internal audit group during the audit examination for the last calendar year, including the independent accountants' access to all requested records, data and information, and (b) an evaluation of the quality of (i) management's financial and accounting staff and
(ii) the internal audit group and the adequacy of its staffing.

                           (2) Management. Elicit from management an evaluation
of the competence of the independent accountants.

                  5.2.4 Reports to Board. The Chairman of the Committee shall provide an oral report at each Board of Directors meeting on the deliberations, conclusions and recommendations of, and the actions taken by, the Committee since the last Board meeting.

                           VI. INDEPENDENT ACCOUNTANTS

                  6.1 Retention or Replacement of Independent Accountants. Determine Committee's recommendation to the Board of Directors on whether to retain or replace the independent accountants.

                  6.2 Search. Conduct, with management, the search process in the event the independent accountants are to be replaced.

                  6.3 Fees. Review the independent accountants' fees negotiated by management.

                        VII. OTHER FUNCTIONS OF COMMITTEE

                  7.1 Code of Conduct. Obtain management's report on compliance with the Company's Code of Conduct.

                  7.2 Investigations. Where appropriate in the Committee's discretion, request the independent accountants, counsel or others to perform special or supplementary investigations or reviews of any control areas not required for audit purposes, and any areas of possible improprieties.

                  7.3 Amendments. Recommend to the Board of Directors any appropriate modification or amendment to this Charter.

--------------------------------------------------------------------------------

                           CASTLE ENERGY CORPORATION

                 ANNUAL MEETING OF STOCKHOLDERS - JULY 11, 2001
                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned stockholder of Castle Energy Corporation, a Delaware corporation, (the "Company") hereby appoints Joseph L. Castle and Richard E. Staedtler, and each of them, attorneys and proxies, with full power of substitution, to vote all of the shares of Common Stock of the Company that the undersigned may be entitled to vote at the Annual Meeting of the Stockholders of Castle Energy Corporation to be held on Wednesday, July 11, 2001 at 9:30 a.m., Eastern Daylight Time, at the Marriott Philadelphia West, 111 Crawford Avenue, West Conshohocken, Pennsylvania, at any adjournment or postponement thereof.


                  (Continued and to be signed on reverse side)

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
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
A [X] Please mark your
      votes as in this
      example using
      dark ink only.

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                                            WITHHOLD            THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES
                      FOR                   AUTHORITY           AND THE PROPOSAL LISTED BELOW.
                  all nominees       to vote for all nominees
                listed at right         listed at right         NOMINEES: Joseph L Castle, II
1. ELECTION OF        [ ]                     [ ]                         Sidney F. Wentz
   DIRECTORS

(INSTRUCTION: To withhold authority to vote for any individual nominee, check the box to vote
"FOR" all nominees and strike a line through the nominee's name in the list at the right.)

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                                             FOR       AGAINST       ABSTAIN
2. PROPOSAL TO APPOINT KPMG LLP              [ ]         [ ]           [ ]
   AS THE COMPANY'S INDEPENDENT
   ACCOUNTANTS FOR THE FISCAL
   YEAR ENDING SEPTEMBER 30, 2001.

3. In their discretion either proxy is
   authorized to vote upon such other
   business as may properly come before
   the meeting. This proxy when properly
   executed will be voted in the manner
   directed herein by the undersigned
   stockholder. If no direction is made, this proxy will be voted FOR the nominees for election as directors and FOR Proposal 2.


________________________ DATE: __________________, 2001 ______________________________ DATE: __________________________, 2001
      SIGNATURE                                           SIGNATURE IF HELD JOINTLY
Please sign exactly as name appears on the certificate or certificates representing shares to be voted by the proxy, as shown on the label above. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person(s).
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